EXHIBIT 10.3

                                 Amendment No. 4
                                    Schedule

This Agreement is effective as of the last date signed below and is by and between The Regents of the University of California, (hereinafter referred to as "UNIVERSITY") and Pacific Fuel Cell Corporation, hereinafter referred to as "SPONSOR".

This Amendment No. 4 revises Agreement No. YANPFC/20020867/02 dated August 21, 2002 and removes section III. as amended March 10, 2003 in Amendment No. 1, May 4, 2004 in Amendment No. 2 and June 10, 2005 in Amendment No. 3, between UNIVERSITY and SPONSOR and replaces it with the following:

     III. Maximum Amount and Payment

     UNIVERSITY acknowledges the following payments from SPONSOR: $70,000.00 on August 21, 2002, $61,266.00 on March 17, 2003 and $50,005.00 in May of 2004
     totaling $181,271.00.

     The additional two payments totaling  $100,481.00 shall be paid as follows:
     $50,229.00 to be paid upon execution of this Amendment and $50,252.00 to be paid on or before January 31, 2007. Additionally the supplemental funding amount of $35,395.00 shall be paid on or before February 28, 2007.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, THE PARTIES HERETO CAUSED THIS Amendment to be executed by their duty authorized representatives as of the last date and year written below:


SPONSOR:                             UNIVERSITY:
PACIFIC FUEL CELL CORPORATION        THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: s/George Suzuki                  By:  s/Cynthia A. Parish
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      Signature                            Signature
Name:  George Suzuki                 Name: Cynthia A. Paris
     ---------------------------          --------------------------------------
Title:  President                    Title: Cynthia A. Parish, Pr. C&G Officer
      --------------------------           -------------------------------------
Date:  October 9, 2006               Date:  10/13/06
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